EXHIBIT 10.1

                            STOCK PURCHASE AGREEMENT


This Stock Purchase Agreement ("Agreement") has been entered into as of April 11th, 2000, by and between Jack Fawcett ("Controlling Shareholder"), Safetek International, Inc., a Delaware corporation ("Company") and Halter Capital Corporation, a Texas corporation ("HCC").

                                    RECITALS

                  A. Controlling Shareholder on the Closing Date (as defined herein) will be the legal and equitable owner of 26,889,261 shares of common stock, par value $.00001 per share, of the Company (which now represents approximately 74.39% of the issued and outstanding shares of the Company's common stock).

                  B. HCC desires to purchase from the Controlling Shareholder 18,434,303 shares of the Company's common stock (the "Purchased Shares") representing 51% of the issued and outstanding shares of the Company as of closing date.

                  C. The Company desires to join in the execution of the Agreement for the purpose of evidencing its consent to the consummation of the foregoing transaction and for the purpose of making certain representations and warranties to and covenants and agreements with HCC.

NOW, THEREFORE, for and in consideration of the mutual promises and covenants contained herein, and for other good and valuable consideration, the parties hereto agree as follows:

         1. Purchase of the Purchased Shares by HCC. Subject to and upon the terms and conditions contained herein, on the Closing Date (as defined herein), Controlling Shareholder shall sell, transfer, assign, convey and deliver the Purchased Shares to HCC, free and clear of all adverse claims, security interests, liens, claims and encumbrances (other than restrictions under state and federal securities laws) and HCC shall purchase, accept and acquire the Purchased Shares from the Controlling Shareholder.

The aggregate purchase price payable to Controlling Shareholder for the Purchased Shares shall be One Hundred Ten Thousand Dollars ($110,000.00) (the "Purchase Price"). The Purchase Price shall be payable on the Closing Date and delivered in the form of a check for $110,000.00 payable to the Controlling Shareholder.

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         2. Escrow  Agreement.  The  Purchase  Price shall be placed into Escrow under a separately executed Escrow Agreement (Exhibit A) until the following conditions are met:

                  a. Controlling Shareholder will cause to be delivered to the Company's stock transfer agent a minimum of 1,000,000 shares of the Company's preferred stock ("Preferred Stock") requesting to be exchanged for the Company's common stock under the terms and conditions as defined on the Preferred Stock certificates.

                  b. A document from the landlord releasing the Company from any further obligations under an operating lease agreement for the Company's office and warehouse space in Henderson, Nevada, which is to expire in 2003.

         2. Closing. Subject to the conditions precedent set forth herein, the purchase of the Purchased Shares shall take place at the offices of HCC in Dallas, Texas or at any other place mutually agreed to, at a date selected by HCC which is on or before April 12, 2000. Such date is herein referred to as the "Closing Date".

         3. Representations and Warranties of HCC. HCC hereby represents and warrants that the following are true and correct as of the date hereof and will be true and correct through the Closing Date as if made on that date:

                  A. Authorization and Validity. The execution, delivery and performance by HCC of this Agreement and the consummation of the transaction contemplated hereby have been duly authorized by HCC. This Agreement has been duly executed and delivered by HCC and constitutes legal, valid and binding obligations of HCC, enforceable against HCC in accordance with its respective terms, except as may be limited by applicable bankruptcy, insolvency or similar laws affecting creditors' rights generally or the availability of equitable remedies.

                  B. Consents/Approvals/Conflict. Except for compliance with applicable federal and state securities laws, no consent, approval, authorization or order of any court or governmental agency or other body is required for HCC to consummate the purchase of the Purchased Shares. Neither the execution, delivery, consummation or performance of this Agreement shall conflict with or constitute a breach of any agreement to which HCC is a party or by which it is bound nor, to the best of HCC's knowledge and belief, any existing law, rule, regulation, or any decree of any court or governmental department, agency, commission, board or bureau, domestic or foreign, having jurisdiction over HCC.

                  C. Investment Intent. HCC is acquiring the Purchased Shares for its own account for investment and not with a view to, or for sale or other disposition in connection with, any distribution of all or any part thereof, except (i) in an offering covered by a registration statement filed with the Securities and Exchange Commission under the Securities Act covering the Purchased Shares, or (ii) pursuant to an applicable exemption under the Securities Act.

                  D. Disclosure of Information. HCC acknowledges that it has been furnished with sufficient information regarding the Company and its business, assets, results of operations and financial condition to allow HCC to make an informed decision regarding an investment in the Purchased Shares. HCC further represents that it has had an opportunity to ask questions of and receive answers from the Company regarding the Company and its business, assets, results of operation and financial condition.

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                  E. Investment Experience.  HCC acknowledges that it is able to fend for itself, can bear the economic risk of its investment in the Purchased Shares, and has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of an investment in the Purchased Shares.

                  F. Restricted Securities. HCC understands that the Purchased Shares will not have been registered pursuant to the Securities Act or any applicable state securities laws, that the Purchased Shares will be characterized as "restricted securities" under federal securities laws, and that under such laws and applicable rules and regulations the Purchased Shares cannot be sold or otherwise disposed of without registration under the Securities Act or pursuant to an exemption therefrom. In this connection, HCC represents that it is familiar with Rule 144 promulgated under the Securities Act, as currently in effect, and understands the resale limitations imposed thereby and by the Securities Act. Stop transfer instructions may be issued to the transfer agent for the Company's stock (or a notation may be made in the appropriate records of the Company) in connection with the Purchased Shares.

                  G. Legend. It is agreed and understood by HCC that the certificates representing the Purchased Shares shall each conspicuously set forth on the face or back thereof a legend in substantially the following form:

                THESE  SECURITIES  HAVE NOT BEEN  REGISTERED
                UNDER THE SECURITIES  ACT OF 1933.  THEY MAY
                NOT BE SOLD,  OFFERED  FOR SALE,  PLEDGED OR
                HYPOTHECATED  IN THE ABSENCE OF AN EFFECTIVE
                REGISTRATION  STATEMENT AS TO THE SECURITIES
                UNDER SAID ACT OR PURSUANT  TO AN  EXEMPTION
                FROM  REGISTRATION  OR AN OPINION OF COUNSEL
                SATISFACTORY   TO  THE  COMPANY   THAT  SUCH
                REGISTRATION IS NOT REQUIRED.

         4. Representations and Warranties of the Controlling Shareholder. The Controlling Shareholder represents and warrants that the following are true and correct as of the date hereof and will be true and correct through the Closing Date as if made on that date:

                  A. Title to Stock. On the Closing Date, the Controlling Shareholder will be the sole legal and equitable owner and will have full right, power and authority to sell and convey the Purchased Shares and such shares will be free and clear of any and all liens, mortgages, pledges, or other rights or encumbrances whatsoever, disclosed or undisclosed. Specifically, there are no beneficial owners of such shares or of any interest in or to any such shares other than the Controlling Shareholder. Upon surrender of the certificates representing the Purchased Shares (accompanied by appropriate stock powers duly endorsed and guaranteed) to HCC for the consideration set forth herein, HCC shall be deemed to have obtained good and merchantable title to the Purchased Shares.

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                  B.  Authorization  and Validity.  This Agreement has been duly executed and delivered by the Controlling Shareholder and constitutes legal, valid and binding obligations of the Controlling Shareholder, enforceable against the Controlling Shareholder in accordance with its respective terms, except as may be limited by applicable bankruptcy, insolvency or similar laws affecting creditors' rights generally or the availability of equitable remedies.

                  C. Consents/Approvals/Conflict. Except for compliance with applicable federal and state securities laws, no consent, approval, authorization or order of any court or governmental agency or other body is required for the Controlling Shareholder to consummate the sale of the Purchased Shares. Neither the execution, delivery, consummation or performance of this Agreement shall conflict with or constitute a breach of any agreement to which the Controlling Shareholder is a party or by which he is bound nor, to the best of the Controlling Shareholder's knowledge and belief, any existing law, rule, regulation, or any decree of any court or governmental department, agency, commission, board or bureau, domestic or foreign, having jurisdiction over the Controlling Shareholder, nor result in the creation of any lien or other encumbrance upon the Purchased Shares.

         5. Representations and Warranties of the Company. The Company, and the Controlling Shareholder to the extent that he has the legal ability to take or cause or refrain from taking or causing any such actions, hereby represent and warrant that the following are true and correct as of the date hereof and will be true and correct through the Closing Date as if made on that date:

                  A. Organization and Good Standing; Qualification. The Company is a corporation duly organized, validly existing and in good standing under the laws of State of Delaware, with all requisite corporate power and authority to carry on the business in which it is engaged, to own the properties it owns, and is duly qualified and licensed to do business and is in good standing in all jurisdictions where the nature of its business makes such qualification necessary.

                  B. Capitalization. As of the execution date of this Agreement, the authorized capital stock of the Company consists of 50,000,000 shares of common stock, par value $.00001 per share, of which exactly 36,145,694 shares are now issued and outstanding. All of the issued and outstanding shares of capital stock of the Company are duly authorized, validly issued, fully paid and nonassessable. The Company is not a party to or bound by, nor does it have any knowledge of, any agreement, instrument, arrangement, contract, obligation, commitment or understanding of any character, whether written or oral, express or implied, relating to the sale, assignment, encumbrance, conveyance, transfer or delivery of any capital stock of the Company.

                  C. Documents Genuine. All originals and/or copies of the Company's articles of incorporation and bylaws, each as amended to the date of this Agreement, and all minutes of meetings and written consents in lieu of meetings of shareholders, the Board of Directors and committees of that Board, of the Company, filings with the Securities and Exchange Commission, financial data, and any and all other documents, instruments, data, files, or information which have been or will be furnished to HCC, are true, complete, correct and unmodified originals and/or copies of such documents, information, data, files or instruments..

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                  D.  Authorization  and Validity.  The execution,  delivery and performance by the Company of this Agreement and the consummation of the transaction contemplated hereby has been duly authorized by the Company. This Agreement has been duly executed and delivered by the Company and constitutes legal, valid and binding obligations of the Company, enforceable against the Company in accordance with its respective terms, except as may be limited by applicable bankruptcy, insolvency or similar laws affecting creditors' rights generally or the availability of equitable remedies.

                  E. Restrictive Covenants. Prior to the consummation of the proposed transaction described herein, the Company shall conduct its business in the ordinary and usual course (without any unusual commitments) and in compliance with all applicable laws, rules, and regulations. Furthermore, the Company will not, without the prior written consent of HCC: (i) make any changes in its capital structure; (ii) make any changes in its articles of incorporation or bylaws; (iii) incur any liability or obligation other than current liabilities incurred in the ordinary and usual course of business; (iv) incur any indebtedness for borrowed money; (v) make any loans or advances to any persons or legal entities; (vi) declare or pay any dividend or make any other distribution with respect to its capital stock; (vii) issue, sell, deliver or purchase or otherwise acquire for value any of its stock or other securities;
(viii) mortgage, pledge, or subject to encumbrance any of its assets or properties; (ix) sell or transfer any of its assets or properties; (x) make any investment of a capital nature; (xi) enter into any contract, agreement, or other commitment which is material to the business, assets, properties or financial position of the Company; or (xii) issue any options or other instruments enabling anyone to purchase any of the capital stock of the Company.

                  F. Consents/Approvals/Conflict. Except for compliance with applicable federal and state securities laws, no consent, approval, authorization or order of any court or governmental agency or other body is required for the Company to execute or enter into this Agreement. Neither the execution, delivery, consummation or performance of this Agreement shall conflict with or constitute a breach of the Company's articles of incorporation or bylaws, as amended to date, or of any note, mortgage, indenture, deed of trust or other agreement or instrument to which the Company is a party or by which it is bound nor, to the best of the Company's knowledge and belief, any existing law, rule, regulation, or any decree of any court or governmental department, agency, commission, board or bureau, domestic or foreign, having jurisdiction over the Company.

                  G. Financial Statements. The Company has furnished to HCC its audited balance sheet, statements of income and retained earnings, statements of cash flows, and notes to the financial statements relevant thereto, as of and for the fiscal year ending December 31, 1999. Said financial statements accurately reflect the then assets and liabilities of the Company and have been prepared in accordance with generally accepted accounting principles. The Company has not entered into or incurred any type of indebtedness or conducted any kind of business whatsoever since December 31, 1999 and the financial statements delivered to HCC accurately reflect the financial condition of the Company in all material respects as of the Closing Date and reflect that the Company has no debts or liabilities of any kind.

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                  H. Taxes. All income, excise,  unemployment,  social security, occupational, franchise and any and all other taxes, duties, assessments or charges levied, assessed or imposed upon the Company by the United States or by any state or municipal government or subdivision or instrumentality thereof which are due and payable as of the Closing Date have been duly paid and all required tax returns or reports concerning any such items have been duly filed.

                  I. Guarantees or Indebtedness to Affiliates. There are no contracts or commitments by the Company, directly or indirectly, guaranteeing the payment or performance (or both) of any obligations of any third person or entity whatsoever including any of the Company's officers, directors, employees or shareholders. Further, the Company will not be indebted to any of its officers, directors, employees, or shareholders as of the Closing Date.

                  J. Pending or Threatened Litigation. There are no actions, governmental investigations, suits, arbitrations or other administrative, criminal or civil actions or proceedings pending or threatened against the Company. In addition, to the best of the Company's knowledge, the Company does not know of any basis that exists for any such action, suit, investigation, arbitration or proceeding.

                  K. Contracts. There are no contracts, agreements, arrangements or understandings entered into by the Company which cannot be terminated by the Company upon 30 days written notice to the other party or parties to such contracts.


         6. Conditions to Obligations of HCC. All obligations of HCC under this Agreement are subject to the fulfillment, prior to or on the Closing Date, of each of the following conditions (any one or more of which may, in HCC's absolute discretion, be waived):

                  A. Documents to be Delivered to HCC. At the Closing, the following documents shall be delivered to HCC:

                  (i)  Certificate(s)  representing  the Purchased  Shares to be delivered pursuant to this Agreement, duly endorsed or accompanied by duly executed stock powers upon which the signer's signature shall be subject to a Medallion Guarantee;

                  (ii) A certificate executed by the Controlling Shareholder and the Company, dated the Closing Date, certifying that:

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                           (A) The  representations  and   warranties   of   the
                  Controlling Shareholder and the Company contained in this Agreement are then true in all respects; and

                           (B) The Controlling  Shareholder and the Company have
                  complied with all agreements and conditions required by this Agreement to be performed or complied with by either of them.

                  (iii) Certified resolutions of the Company's Board of Directors authorizing the execution and delivery of this
                  Agreement and the performance of its agreements and obligations hereunder.

                  (iv) Certificate of Good Standing for the Company, issued by the Secretary of State of Delaware and dated as of the most recent practicable date (if HCC purchases this, the Controlling Shareholder agrees to reimburse HCC);

                  (v) Resignations from all of the Company's officers and directors, and a certificate of the Company setting forth the Board resolution pursuant to which new directors have been elected for the Company, dated the Closing Date, electing those persons designated by HCC as directors of the Company;

                  (vi) All of the Company's original corporate books and records, including the Company's articles of incorporation and bylaws, minutes of meetings of the shareholders, the Board of Directors and committees of the Board, of the Company, all contracts which are currently in effect or otherwise binding upon the Company, and any other document or instrument which in the opinion of HCC, or the Ultimate Purchaser, is necessary or appropriate to properly continue the business and corporate status of the Company;

                  (vii) An affidavit signed by Jack Fawcett as President of the Company certifying that, based on his personal knowledge, the Company has not engaged in any kind of business whatsoever after December 31, 1999 and that as of the Closing Date the Company has no indebtedness of any kind and no liabilities of any kind which were not disclosed in the December 31, 1999 audited financial statements.("Affidavit") which shall be in the form of Exhibit C attached hereto; and

                  (viii) An indemnity agreement in the form of Exhibit A, attached hereto, executed by Jack Fawcett for the benefit of HCC. ("Indemnity Agreement").

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         7.   Conditions  to  Obligations  of   Controlling   Shareholder.   All
obligations of Controlling Shareholder under this Agreement are subject to the fulfillment, prior to or on the Closing Date, of each of the following conditions (any one or more of which may, in the absolute discretion of the Controlling Shareholder, be waived by the Controlling Shareholder):

                  A. Documents to be Delivered to the Controlling Shareholder. At the Closing, the following documents shall be delivered to the Controlling
Shareholder:

                  (i) A certificate executed by HCC, dated the Closing Date, certifying that:

                           (A) The  representations    and   warranties  of  HCC
                  contained in this Agreement are then true in all respects; and

                           (B)  HCC  has  complied  with  all   agreements   and
                  conditions required by this Agreement to be performed or complied with by it.

                  (ii) Certified resolutions of the Board of Directors of HCC authorizing the execution and delivery of this Agreement and the performance of its agreements and obligations hereunder;

                  B. Payment of the Purchase Price. The Purchase Price of $110,000.00 shall be paid by delivering to the Controlling Shareholder a check made payable to the Controlling Shareholder.

         8. Indemnification by the Controlling Shareholder. The Controlling Shareholder hereby agrees to indemnify and hold harmless HCC for the full amount of all losses, claims, expenses or liabilities (including without limitation reasonable attorneys' fees) arising from or relating to (i) any breach of the representations and warranties made by the Controlling Shareholder or the Company in this Agreement, (ii) any failure of the Controlling Shareholder to perform any covenant, obligation or agreement in this Agreement to be performed by him, and (iii) any misrepresentation or other breach or violation of the Indemnity Agreement.

         9.   Miscellaneous.

                  A. Amendment. This Agreement may be amended, modified, or supplemented only by an instrument in writing executed by all the parties hereto.

                  B. Assignment. Neither this Agreement nor any right created hereby shall be assignable by any party hereto without the written consent of the party not seeking assignment.,

                  C. Parties In Interest. The Parties hereto expressly agree and understand that HCC has entered into this Agreement for itself. All of the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective heirs, legal representatives, successors and assigns of the parties hereto. Except as specified in this Section none of the terms and conditions or benefits of this Agreement shall be deemed to confer upon any person not a party hereto.

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



                  D. Entire Agreement. This Agreement and the agreements contemplated hereby constitute the entire agreement of the parties regarding the subject matter hereof, and supersede all prior agreements and understandings, both written and oral, among the parties, or any of them, with respect to the subject matter hereof.

                  E. Severability. If any provision of this Agreement is held to be illegal, invalid or unenforceable under present or future laws effective during the term hereof, such provision shall be fully severable and this Agreement shall be construed and enforced as if such illegal, invalid or unenforceable provision never comprised a part hereof; and the remaining provisions hereof shall remain in full force and effect and shall not be affected by the illegal, invalid or unenforceable provision or by its severance herefrom. Furthermore, in lieu of such illegal, invalid or unenforceable provision, there shall be added automatically as part of this Agreement a provision as similar in its terms to such illegal, invalid, or unenforceable provision as may be possible and be legal, valid and enforceable.

                  F. Survival of Representations, Warranties and Covenants. The representations, warranties and covenants contained herein and in the Affidavit and the Indemnity Agreement shall survive the Closing and all statements contained in any certificate, exhibit or other instrument delivered by or on behalf of HCC, the Company or the Controlling Shareholder, as the case may be, and, notwithstanding any provision in this Agreement to the contrary, shall survive the Closing.


                  G.   Governing   Law.  THIS   AGREEMENT  AND  THE  RIGHTS  AND
OBLIGATIONS OF THE PARTIES HERETO SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS.

                  H.   Captions.   The  captions  in  this   agreement  are  for
convenience of reference only and shall not limit or otherwise affect any of the terms or provisions hereof.

                  I. References to this Agreement. Use of the words "herein", "hereof", "hereto" and the like in this Agreement shall be construed as references to this Agreement as a whole and not to any particular Article, Section or provision in this Agreement, unless otherwise noted.

                  J. Notice. Any notice or communication which may be given hereunder shall be in writing and given by depositing the same in the United States mail, addressed to the party to be notified, postage prepaid and certified with return receipt requested, or by delivering the same in person. Such notice shall be deemed received on the date on which it is hand delivered or on the third business day following the date on which it was mailed. For purposes of notice, the addresses of the parties shall be:

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If to the Controlling Shareholder:  Jack Fawcett
                                    1000 American Pacific Drive
                                    Apt. 121
                                    Henderson, NV 89014

 If to HCC:                  Halter Capital Corporation
                             16910 Dallas Parkway, Suite 100
                             Dallas, Texas 75248
                             Attn: Mr. Kevin B. Halter

                  K. Counterparts. This Agreement may be executed in multiple counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same instrument. Execution and delivery of facsimile copies bearing the facsimile signature of a party shall constitute a valid and binding execution and delivery of this Agreement by such party. Such facsimile copies shall constitute enforceable original documents.

Safetek International, Inc.                           Controlling Shareholder:

By: /s/  Jack Fawcett                                   /s/  Jack Fawcett
   ------------------                                  ------------------
         Jack Fawcett                                        Jack Fawcett
         President

Halter Capital Corporation

By: /s/  Kevin B. Halter
   --------------------------------
         Kevin B. Halter, President





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